UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

April 30, 2013
Date of report (Date of earliest event reported)

GREENLIGHT CAPITAL RE, LTD.
(Exact name of registrant as specified in charter)

Cayman Islands (State or other jurisdiction of incorporation)	001-33493 (Commission file number)	N/A (IRS employer identification no.)

65 Market Street, Suite 1207, Jasmine Court, Camana Bay, P.O. Box 31110 Grand Cayman, Cayman Islands (Address of principal executive offices)		KY1-1205 (Zip code)

(345) 943-4573
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On May 6, 2013, Greenlight Capital Re, Ltd. (the "Registrant") issued a press release announcing its financial results for the first quarter ended March 31, 2013. A copy of the press release is attached hereto as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

In accordance with general instruction B.2 to Form 8-K, the information set forth in this Item 2.02 (including Exhibit 99.1) shall be deemed “furnished” and not “filed” with the Securities and Exchange Commission for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, (the "Exchange Act"), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.07 Submission of Matters to a Vote of Security Holders

The Registrant held its 2013 Annual General Meeting of Shareholders on April 30, 2013. Pursuant to the Registrant’s Third Amended and Restated Articles of Association (the "Articles of Association"), each Class A ordinary share is entitled to one vote per share and each Class B ordinary share is entitled to ten votes per share; provided, however, that the total voting power of the issued and outstanding Class B ordinary shares shall not exceed 9.5% of the total voting power of all issued and outstanding ordinary shares. Since, on the record date of the 2013 Annual Meeting of Shareholders, the total voting power of the issued and outstanding Class B ordinary shares exceeded 9.5% of the total voting power, the voting power of the Class B ordinary shares was reduced with the excess being allocated to the Class A ordinary shares in accordance with Article 53 of the Articles of Association. In addition, the Articles of Association provide that no holder of Class A ordinary shares shall be permitted to acquire an amount of shares which would cause any person to own 9.9% or more of the total voting power of the issued and outstanding ordinary shares. Therefore, the excess voting power from the Class B ordinary shares allocated to the Class A ordinary shares and the Class A ordinary shares allocated to other Class A ordinary shares were restricted to 9.9% for each holder of Class A ordinary shares with the excess being allocated to the other holders of Class A ordinary shares in accordance with Article 54 of the Articles of Association.

The following tables summarize the final voting results after adjustment of the voting power. For more information on the following proposals, see the Registrant's Proxy Statement dated March 11, 2013.

(1) The following eight persons were elected Directors of the Registrant by shareholders to serve for the term expiring at the Annual General Meeting of Shareholders in 2014.

Director	Class A For	Class A Against	Class A Abstain	Class A broker non-votes	Class B For	Class B Against	Class B Abstain	Class B broker non-votes
Alan Brooks	41,295,459	747,379	16,552	25,162,114	8,836,712	—	—	—
David Einhorn	39,300,824	2,745,026	13,541	25,162,114	8,836,712	—	—	—
Leonard Goldberg	38,586,227	3,457,165	16,000	25,162,114	8,836,712	—	—	—
Barton Hedges	41,237,532	805,306	16,552	25,162,114	8,836,712	—	—	—
Ian Isaacs	40,009,874	2,035,175	14,342	25,162,114	8,836,712	—	—	—
Frank Lackner	41,077,232	965,606	16,552	25,162,114	8,836,712	—	—	—
Bryan Murphy	41,228,067	814,772	16,552	25,162,114	8,836,712	—	—	—
Joseph Platt	40,918,333	1,099,684	41,374	25,162,114	8,836,712	—	—	—

(2) The following eight persons were elected Directors of Greenlight Reinsurance, Ltd. by shareholders to serve for the term expiring at the Annual General Meeting of Shareholders in 2014.

Director	Class A For	Class A Against	Class A Abstain	Class A broker non-votes	Class B For	Class B Against	Class B Abstain	Class B broker non-votes
Alan Brooks	41,284,347	655,325	119,719	25,162,114	8,836,712	—	—	—
David Einhorn	40,321,454	1,620,954	116,984	25,162,114	8,836,712	—	—	—
Leonard Goldberg	40,284,917	1,627,723	146,751	25,162,114	8,836,712	—	—	—
Barton Hedges	41,304,643	635,029	119,719	25,162,114	8,836,712	—	—	—
Ian Isaacs	41,221,411	720,471	117,509	25,162,114	8,836,712	—	—	—
Frank Lackner	41,283,001	630,191	146,199	25,162,114	8,836,712	—	—	—
Bryan Murphy	41,217,783	722,994	118,614	25,162,114	8,836,712	—	—	—
Joseph Platt	41,190,618	724,646	144,126	25,162,114	8,836,712	—	—	—

(3) The following six persons were elected Directors of Greenlight Reinsurance Ireland, Ltd. by shareholders to serve for the term expiring at the Annual General Meeting of Shareholders in 2014.

Director	Class A For	Class A Against	Class A Abstain	Class A broker non-votes	Class B For	Class B Against	Class B Abstain	Class B broker non-votes
Leonard Goldberg	40,283,842	1,657,487	118,061	25,162,114	8,836,712	—	—	—
Philip Harkin	41,309,909	629,763	119,719	25,162,114	8,836,712	—	—	—
Barton Hedges	41,303,731	635,941	119,719	25,162,114	8,836,712	—	—	—
Frank Lackner	41,282,189	629,898	147,304	25,162,114	8,836,712	—	—	—
Caryl Traynor	41,305,745	633,927	119,719	25,162,114	8,836,712	—	—	—
Brendan Tuohy	41,312,332	628,169	118,890	25,162,114	8,836,712	—	—	—

(4) The shareholders ratified the appointment of BDO USA, LLP to serve as the independent auditors of the Registrant for the fiscal year ending December 31, 2013.

	Class A	Class B
For	67,159,381	8,836,712
Against	52,271	—
Abstain	9,852	—
Broker non-votes	—	—

(5) The shareholders ratified the appointment of BDO Cayman Ltd. to serve as the independent auditors of Greenlight Reinsurance, Ltd. for the fiscal year ending December 31, 2013.

	Class A	Class B
For	67,150,059	8,836,712
Against	57,731	—
Abstain	13,715	—
Broker non-votes	—	—

(6) The shareholders ratified the appointment of BDO, Registered Auditors in Ireland, to serve as the independent auditors of Greenlight Reinsurance Ireland, Ltd. for the fiscal year ending December 31, 2013.

	Class A	Class B
For	67,152,024	8,836,712
Against	53,846	—
Abstain	15,635	—
Broker non-votes	—	—

(7) The shareholders approved the compensation of the Registrant's executive officers pursuant to the compensation disclosure rules of the Securities and Exchange Commission, or "say-on-pay" votes.

	Class A	Class B
For	41,709,849	8,836,712
Against	225,436	—
Abstain	124,106	—
Broker non-votes	25,162.114	—

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1 Earnings press release,"Greenlight Re Announces First Quarter 2013 Financial Results", dated May 6, 2013, issued by the Registrant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GREENLIGHT CAPITAL RE, LTD.
(Registrant)

By:	/s/ Tim Courtis
Name:	Tim Courtis
Title:	Chief Financial Officer
Date:	May 6, 2013